SUPPLEMENT DATED June 21, 2007

TO PROSPECTUS DATED April 30, 2007 FOR

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Issued By

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

and

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

This Supplement amends the Periodic Charges Table contained in your Survivorship Variable Universal Life Prospectus dated April 30, 2007 (“Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following replaces in its entirety the section of the Periodic Charges (Other than Portfolio Operating Expenses) table, “Policy Debt Expense Charge, “ on page 4 of the Prospectus to reflect the actual percentage of Policy Debt Expense Charge for Policy Years 1-10, as indicated in the section entitled “Charges and Deductions” appearing on page 17 of the Prospectus:

Policy Debt Expense Charge	Monthly, on each Monthly Processing Date where there is Policy Debt	0.90% (0.075% monthly rate) of Policy Debt for Policy Years 1-10 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 11 and above	All Policy Years 2.00% (0.16667% monthly rate) of Policy Debt